SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2003

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15681	54-1807654

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification
Number)

3930 PENDER DRIVE, FAIRFAX, VIRGINIA	22030

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 460-2500

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated July 3, 2003

Item 9.      Regulation FD Disclosure/Results of Operations and Financial Condition.

     On July 3, 2003, webMethods, Inc. issued a press release announcing preliminary financial information for its first fiscal quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

By:	/s/ Mary Dridi

Mary Dridi
Chief Financial Officer

Dated: July 3, 2003

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release dated July 3, 2003 *

*  This exhibit is furnished to, but not filed with, the Commission by inclusion herein.